ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS §
§
COUNTY OF ECTOR §

This Assignment, Bill of Sale and Conveyance ("Assignment") is from **PRADERA FUEGO, LP**, whose address is 600 N. Marienfeld, Suite 650, Midland, TX 79701 ("Assignor"), to **ROYALE ENERGY FUNDS, INC.**, a California corporation, whose address is 1530 Hilton Head Rd., Suite 205, El Cajon, California 92019 ("Assignee").

For adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor, subject to the terms and conditions contained herein or referred to herein, does hereby transfer, grant, bargain, sell, convey and assign to Assignee an undivided Two and One-Half percent (2.5%) of one hundred percent (100%) in the following assets (all of which are herein collectively called the "Interests"):

(a) The oil and gas leases, or oil, gas and mineral leases, described on Exhibit "A" attached hereto (the "Leases") **INSOFAR AND ONLY INSOFAR** as the Leases cover the lands described in Exhibit "A" attached hereto (the "Lands"), together with all property and rights incident thereto, including all rights in, to and under all unit, pooling and other agreements, product purchase and sale. contracts, leases, permits, rights-of-way, easements, licenses, farmouts, options and orders in any way related thereto;

(b) The contracts, agreements and other instruments owned by Assignor which concern and relate to any of the Leases, insofar and only insofar as same concern or relate to the Lands, or the operation thereof;

(c) The personal property, fixtures and improvements now or as of the Effective Time (as hereinafter defined) on the Lands, appurtenant thereto or used or obtained in connection with the Lands or with the production, treatment, sale or disposal of hydrocarbons or water produced from or attributable thereto and all other appurtenances thereunto belonging; and

(d) all wells located on the Lands or on lands with which the Interests may have been pooled, communitized or unitized, whether producing, shut in or abandoned, and whether for production, injection or disposal of hydrocarbons, water or other substances, including but not limited to the wells described on Exhibit "B", attached hereto.

This Assignment is subject to the following terms, covenants and conditions:

(1) **THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, EXCEPT ASSIGNOR WARRANTS TITLE TO THE INTERESTS AGAINST ALL CLAIMS, LIENS AND ENCUMBRANCES ARISING BY, THROUGH AND UNDER ASSIGNOR, BUT NOT OTHERWISE.**

(2) **THIS ASSIGNMENT, AS IT PERTAINS TO THE PERSONAL PROPERTY AND EQUIPMENT HEREIN CONVEYED, IF ANY, IS MADE "AS IS", "WHERE IS" WITHOUT WARRANTY EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.**

(3) All ad valorem, property, production, severance and similar taxes based upon or measured by ownership of the Leases or production from the Lands shall be prorated between Assignor and Assignee as of the Effective Time.

(4) This Assignment is made with full substitution and subrogation of Assignee in and to all covenants and warranties of title by others heretofore given or made with respect to the Interests or any part thereof.

(5) Assignor agrees to execute and deliver to Assignee all such other additional instruments, notices, transfer orders and other documents and do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the Interests.

(6) This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns.

(7) This Assignment may be executed in any number of original counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute but one and the same instrument of conveyance. Assignee may assemble the counterparts into one document for recording purposes.

(8) Assignee specifically assumes its proportionate share of all obligations under the Leases insofar as cover the Lands.

TO HAVE AND TO HOLD the Interests unto the Assignee, its successors and assigns, subject to the terms, covenants and conditions hereinabove set forth.

EXECUTED as of the dates of the acknowledgments shown below, but EFFECTIVE as of the 1st day of July, 2025 (the "Effective Time").

ASSIGNOR:

PRADERA FUEGO, LP
By: Ares Energy, Ltd., its general partner
By: Lanza Resources, Inc., its general partner

By: Robert L. Dimit
Robert L. Dimit
President

ACKNOWLEDGMENT:

STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the 2nd day of September, 2025, by Robert L. Dimit, as President of Lanza Resources, Inc., a Texas corporation, general partner of ARES Energy Ltd., a Texas limited partnership, general partner of Pradera Fuego, LP, a Texas limited partnership, on behalf of said corporation and said limited partnerships.

Robert Ryan Brown
Notary Public in and for the State of Texas

ROBERT RYAN BROWN
(Print Name of Notary Public Here)

NOTARY PUBLIC STATE OF TEXAS
Robert Ryan Brown
My Commission Expires
11/21/2025
Notary ID
125504765

ASSIGNEE:

ROYALE ENERGY FUNDS, INC.

By: J J Jordan
Johnny Jordan
CEO

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA §
§
COUNTY OF SANTA BARBARA §

On August 29th, 2025 before me, Isabella Milano, Notary Public, personally appeared JOHNNY JORDAN, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________ (Seal)

ISABELLA MILANO
Notary Public - California
Santa Barbara County
Commission # 2409836
My Comm. Expires Jul 4, 2026

Exhibit A

Attached to and made a part of that certain Assignment, between Pradera Fuego LP, and Royale Energy Funds, Inc., Effective date of July 1, 2025

Lessor	Lessee	Tract	County	Effective Date	Recording Info
C.G. Cowden Ranch, LLC	OGX Resources, LLC	W/2 of Section 5, Block 43, T-2-S, T&P RR Co. Survey, Ector County, Texas (below 9,770')	Ector	9/30/2022	2022-00020607
The Donald Cowden Oliver Trust created by the Last Will & Testament and Codicils of Ida Elizabeth Oliver, Douglas Buchanan, Trustee	OGX Resources, LLC	W/2 of Section 5, Block 43, T-2-S, T&P RR Co. Survey, Ector County, Texas (below 9,770')	Ector	9/7/2022	2022-00018675
W.E. Cowden Jr., Ltd.	OGX Resources, LLC	W/2 of Section 5, Block 43, T-2-S, T&P RR Co. Survey, Ector County, Texas (below 9,770')	Ector	9/7/2022	2022-00018677
The Jessie Castleman Trust created by the Last Will & Testament and Codicils of Ida Elizabeth Oliver *SOCO Block 43 Minerals, LLC - Successor in Interest	OGX Resources, LLC	W/2 of Section 5, Block 43, T-2-S, T&P RR Co. Survey, Ector County, Texas (below 9,770')	Ector	9/7/2022	2022-00018676

Exhibit "B"

Attached to and made a part of that certain Assignment between Pradera Fuego LP, and Royale Energy Fund, Inc., effective July 1, 2025

Katy Unit 1H *acreage in the unit on the Cowden lease	API # 42-135-44016	Operator - Ares Energy, Ltd.	Ector County	Texas
Irma Unit 1H *acreage in the unit on the Cowden lease	API # 42-135-44107	Operator - Ares Energy, Ltd.	Ector County	Texas

THE STATE OF TEXAS
COUNTY OF ECTOR

I hereby certify that this instrument was FILED on the date and the time stamped hereon by me and was duly RECORDED in the Official Public Records of Ector County, Texas.

2025-00017351 ASSIGNMENT
09/08/2025 11:55:05 AM Total Fees: $45.00
Recorded By: Lorina Zavala

Jennifer Martin,County Clerk
Ector County, Texas

ANY PROVISION CONTAINED IN ANY DOCUMENT WHICH RESTRICTS THE SALE, RENTAL, OR USE OF THE REAL PROPERTY DESCRIBED THEREIN BECAUSE OF RACE OR COLOR IS INVALID UNDER FEDERAL LAW AND IS UNENFORCEABLE.

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS §
§
COUNTY OF ECTOR §

This Assignment, Bill of Sale and Conveyance ("Assignment") is from **PRADERA FUEGO, LP**, whose address is 600 N. Marienfeld, Suite 650, Midland, TX 79701 ("Assignor"), to **ROYALE ENERGY FUNDS, INC.**, a California corporation, whose address is 1530 Hilton Head Rd., Suite 205, El Cajon, California 92019 ("Assignee").

For adequate consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor, subject to the terms and conditions contained herein or referred to herein, does hereby transfer, grant, bargain, sell, convey and assign to Assignee an undivided one-half of one percent (0.5%) of one hundred percent (100%) in the following assets (all of which are herein collectively called the "Interests"):

(a) The oil and gas leases, or oil, gas and mineral leases, described on Exhibit "A" attached hereto (the "Leases") **INSOFAR AND ONLY INSOFAR** as the Leases cover the lands described in Exhibit "A" attached hereto (the "Lands"), together with all property and rights incident thereto, including all rights in, to and under all unit, pooling and other agreements, product purchase and sale contracts, leases, permits, rights-of-way, easements, licenses, farmouts, options and orders in any way related thereto;

(b) The contracts, agreements and other instruments owned by Assignor which concern and relate to any of the Leases, insofar and only insofar as same concern or relate to the Lands, or the operation thereof;

(c) The personal property, fixtures and improvements now or as of the Effective Time (as hereinafter defined) on the Lands, appurtenant thereto or used or obtained in connection with the Lands or with the production, treatment, sale or disposal of hydrocarbons or water produced from or attributable thereto and all other appurtenances thereunto belonging; and

(d) all wells located on the Lands or on lands with which the Interests may have been pooled, communitized or unitized, whether producing, shut in or abandoned, and whether for production, injection or disposal of hydrocarbons, water or other substances, including but not limited to the wells described on Exhibit "B", attached hereto.

This Assignment is subject to the following terms, covenants and conditions:

(1) **THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, EXCEPT ASSIGNOR WARRANTS TITLE TO THE INTERESTS AGAINST ALL CLAIMS, LIENS AND ENCUMBRANCES ARISING BY, THROUGH AND UNDER ASSIGNOR, BUT NOT OTHERWISE.**

(2) **THIS ASSIGNMENT, AS IT PERTAINS TO THE PERSONAL PROPERTY AND EQUIPMENT HEREIN CONVEYED, IF ANY, IS MADE "AS IS", "WHERE IS" WITHOUT WARRANTY EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.**

(3) All ad valorem, property, production, severance and similar taxes based upon or measured by ownership of the Leases or production from the Lands shall be prorated between Assignor and Assignee as of the Effective Time.

(4) This Assignment is made with full substitution and subrogation of Assignee in and to all covenants and warranties of title by others heretofore given or made with respect to the Interests or any part thereof.

(5) Assignor agrees to execute and deliver to Assignee all such other additional instruments, notices, transfer orders and other documents and do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign to Assignee the Interests.

(6) This Assignment binds and inures to the benefit of Assignor and Assignee and their respective successors and assigns.

(7) This Assignment may be executed in any number of original counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts shall constitute but one and the same instrument of conveyance.. Assignee may assemble the counterparts into one document for recording purposes.

(8) Assignee specifically assumes its proportionate share of all obligations under the Leases insofar as cover the Lands.

(9) This Assignment is subject to that certain Joint Operating Agreement dated effective August 15, 2022 between Ares Energy, Ltd., as Operator and Assignor and Assignee, as Non-Operator.

(10) This Assignment is subject to that certain Farmout Agreement, dated August 1, 2022 between Contango Resources LLC as Farmor and Pradera Fuego LP as Farmee.

(11) This Assignment is subject to that certain Term Assignment, dated November 11, 2022 between Chautauqua Investment Corp & Marla Sharp Landreth as Assignors and Pradera Fuego LP as Assignee.

(12) This Assignment is subject to that certain Term Assignment, dated February 18, 2018 between Resources Acquisition LLC as Assignor and Ares Energy Ltd. as Assignee.

TO HAVE AND TO HOLD the Interests unto the Assignee, its successors and assigns, subject to the terms, covenants and conditions hereinabove set forth.

EXECUTED as of the dates of the acknowledgments shown below, but EFFECTIVE as of the 1st day of July, 2025 (the "Effective Time").

ASSIGNOR:

PRADERA FUEGO, LP
By: Ares Energy, Ltd., its general partner
By: Lanza Resources, Inc., its general partner

By: ______________________
Robert L. Dimit
President

ACKNOWLEDGMENTS:

STATE OF TEXAS §
§
COUNTY OF MIDLAND §

This instrument was acknowledged before me on the 2nd day of September, 2025, by Robert L. Dimit, as President of Lanza Resources, Inc., a Texas corporation, general partner of ARES Energy Ltd., a Texas limited partnership, general partner of Pradera Fuego, LP, a Texas limited partnership, on behalf of said corporation and said limited partnerships.

____
Notary Public in and for the State of Texas

Robert Ryan Brown
(Print Name of Notary Public Here)

NOTARY PUBLIC STATE OF TEXAS
Robert Ryan Brown
My Commission Expires
11/21/2025
Notary ID
125504765

ASSIGNEE:

ROYALE ENERGY FUNDS, INC.

By: ______________________________
Johnny Jordan
CEO

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA §
§
COUNTY OF SANTA BARBARA §

On august 29th, 2025 before me, Isabella Milano, Notary Public, personally appeared JOHNNY JORDAN, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________________ (Seal)

ISABELLA MILANO
Notary Public - California
Santa Barbara County
Commission # 2409836
My Comm. Expires Jul 4, 2026

Exhibit A

Attached to and made a part of that certain Assignment, between Pradera Fuego LP, and Royale Energy Fund, Inc., effective July 1, 2025

Lessor	Lessee	Tract	County	Effective Date	Recording Info
Mrs. Louis E. Wight, Individually and as Independent Executrix	Garland A. Tunstill	400 acres, more or less, being the East 200 Acres of Section 4 (Abstract No. 842) and the East 200 Acres of Section 9 (Abstract No. 181) all in Block 43, Township 1 South, T & P RR Co. Survey, Ector County, Texas (limited to production from the stratigraphic equivalent depths as defined by the Robert B. Holt Well No. 1, Dome Johnson, API No. 42-135-33808, Dual Lateral Log, Barnett Shale formation at 10,915' TVD to the top of the Woodford Formation at 12,023' TVD) 400 acres, being the East 200 Acres of the West Half of Section 4 (Abstract No. 842) and the East 200 Acres of the West Half of Section 9 (Abstract No. 181) all in Block 43, Township 1 South, T & P RR Co. Survey, Ector County, Texas (limited to production from the stratigraphic equivalent depths as defined by the Robert B. Holt Well No. 1, Dome Johnson, API No. 42-135-33808, Dual Lateral Log, Barnett Shale formation at 10,915' TVD to the top of the Woodford Formation at 12,023' TVD)	Ector	10/20/1925	19-2

Exhibit B

Attached to and made a part of that certain Assignment, between Pradera Fuego LP, and Royale Energy Fund, Inc., effective July 1, 2025

Well Name	API	Operator	State	County
Terry Unit 1H	42-135-43852	Ares Energy, Ltd.	TX	Ector
Becky Unit 1H	42-135-43976	Ares Energy, Ltd.	TX	Ector

THE STATE OF TEXAS
COUNTY OF ECTOR

I hereby certify that this instrument was FILED on the date and the time stamped hereon by me and was duly RECORDED in the Official Public Records of Ector County, Texas.

2025-00017352 ASSIGNMENT
09/08/2025 11:55:05 AM Total Fees: $45.00
Recorded By: Lorina Zavala

Jennifer Martin

Jennifer Martin,County Clerk
Ector County, Texas

ANY PROVISION CONTAINED IN ANY DOCUMENT WHICH RESTRICTS THE SALE, RENTAL, OR USE OF THE REAL PROPERTY DESCRIBED THEREIN BECAUSE OF RACE OR COLOR IS INVALID UNDER FEDERAL LAW AND IS UNENFORCEABLE.